UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2006

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781 (0-1052)	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Millipore Corporation on July 18, 2006 (the “Original Form 8-K”) to provide the historical and pro forma financial information required pursuant to Item 9.01 of Form 8-K. All other items of the Original Form 8-K are unchanged and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements and the unaudited interim financial statements of Serologicals Corporation required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2, respectively, of this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.3 of this Current Report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Serologicals Corporation as of January 1, 2006 and January 2, 2005 and for each of the three years in the period ended January 1, 2006

99.2	Unaudited condensed consolidated financial statements of Serologicals Corporation as of April 2, 2006 and January 1, 2006 and for the three month periods ended April 2, 2006 and April 3, 2005

99.3	Unaudited pro forma condensed consolidated financial data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

By:	/S/ KATHLEEN B. ALLEN
Kathleen B. Allen Vice President and Chief Financial Officer

Date: August 8, 2006

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Serologicals Corporation as of January 1, 2006 and January 2, 2005 and for each of the three years in the period ended January 1, 2006

99.2	Unaudited condensed consolidated financial statements of Serologicals Corporation as of April 2, 2006 and January 1, 2006 and for the three month periods ended April 2, 2006 and April 3, 2005

99.3	Unaudited pro forma condensed consolidated financial data